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                                                                   EXHIBIT 10.3

                             SUBSCRIPTION AGREEMENT


Dear Subscriber:

         You (the "Subscriber") hereby agree to purchase, and Select Media Communications, Inc., a New York corporation (the "Company") hereby agrees to issue and to sell to the Subscriber, 7% Secured Convertible Notes convertible in accordance with the terms thereof into shares of the Company's $.001 par value common stock (the "Company Shares") for the aggregate consideration as set forth on the signature page hereof ("Purchase Price"). The form of Secured Exchange Convertible Note is annexed hereto as Exhibit A. The form of Secured SMTV Convertible Note is annexed hereto as Exhibit B. Collectively, the Secured Exchange Convertible Note and Secured SMTV Convertible Note are referred to as "Note" or "Notes". (The Company Shares included in the Securities (as hereinafter defined) are sometimes referred to herein as the "Shares" or "Common Stock"). (The Notes, the Company Shares, Common Stock Purchase Warrants ("Warrants") issuable to the Subscribers, and the Common Stock issuable upon exercise of the Warrants are collectively referred to herein as, the "Securities"). Upon acceptance of this Agreement by the Subscriber, the Company shall issue and deliver the Note and Warrants against payment, by federal funds wire transfer of the Purchase Price. The Purchase Price of the Secured Exchange Convertible Notes will be paid by surrender to the Company of Secured Convertible Notes and Put Secured Convertible Notes (collectively "Antra Notes") issued to the Subscriber by Antra Holdings Group, Inc., a Delaware corporation ("Antra"), on or about July 20, 1999, November 19, 1999 and March 2, 2000.

         The following terms and conditions shall apply to this subscription.

                  1. Subscriber's Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company that:

                           (a) Information on Company. The Subscriber has been
furnished with the Company's Form 10-KSB for the year ended December 31, 2000 as filed with the Securities and Exchange Commission (the "Commission") together with all subsequently filed forms 10-QSB, and other publicly available filings made with the Commission (hereinafter referred to as the "Reports"). In addition, the Subscriber has received from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such information in writing is collectively, the "Other Written Information"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

                           (b) Information on Subscriber. The Subscriber is an
"accredited investor", as such term is defined in Regulation D promulgated by the Commission under the Securities Act of 1933, as amended (the "1933 Act"), is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.



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                           (c) Purchase of Note. On the Closing Date, the
Subscriber will purchase the Note for its own account and not with a view to any distribution thereof.

                           (d) Compliance with Securities Act. The Subscriber
understands and agrees that the Securities have not been registered under the 1933 Act or State Securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held unless a subsequent disposition is registered under the 1933 Act or State Securities laws or is exempt from such registration.

                           (e) Company Shares Legend. The Company Shares, and
the shares of Common Stock issuable upon the exercise of the Warrants, shall bear the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SELECT MEDIA COMMUNICATIONS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

                           (f) Warrants Legend. The Warrants shall bear the
following legend:

                  "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SELECT MEDIA COMMUNICATIONS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

                           (g) Note Legend. The Note shall bear the following
legend:

                  "THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SELECT MEDIA COMMUNICATIONS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

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                           (h) Communication of Offer. The offer to sell the
Securities was directly communicated to the Subscriber. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

                           (i) Correctness of Representations. The Subscriber
represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing Date (as hereinafter defined), shall be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

                           (j) Authority; Enforceability. This Agreement has
been duly authorized, executed and delivered by the Subscriber and is a valid and binding agreement enforceable against the Subscriber in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Subscriber has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder and all other agreements entered into by the Subscriber relating hereto.

                           (k) Consents. No consent, approval, authorization or
order of any court, governmental agency or body or arbitrator having jurisdiction over the Subscriber, or any of its affiliates, is required for execution of this Agreement, and all other agreements entered into by the Subscriber relating thereto, and the performance of the Subscriber's obligations hereunder.

                           2. Company Representations and Warranties. The
Company represents and warrants to and agrees with the Subscriber that:

                           (a) Due Incorporation. The Company and each of its
subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their incorporation and have the requisite corporate power to own their properties and to carry on their business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

                           (b) Outstanding Stock. All issued and outstanding
shares of capital stock of the Company and each of its subsidiaries has been duly authorized and validly issued and are fully paid and non-assessable.

                           (c) Authority; Enforceability. This Agreement has
been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder and all other agreements entered into by the Company relating hereto.

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                           (d) Additional Issuances. Except as set forth on
Schedule 2(d), there are no outstanding agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company except as described in the Reports or Other Written Information.

                           (e) Consents. No consent, approval, authorization or
order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, the NASD, NASDAQ or the Company's Shareholders is required for execution of this Agreement, and all other agreements entered into by the Company relating thereto, including, without limitation issuance and sale of the Securities, and the performance of the Company's obligations hereunder.

                           (f) No Violation or Conflict. Assuming the
representations and warranties of the Subscriber in Paragraph 1 are true and correct and the Subscriber complies with its obligations under this Agreement, neither the issuance and sale of the Securities nor the performance of its obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

                                    (i) violate, conflict with, result in a
breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the certificate of incorporation, charter or bylaws of the Company,
(B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its affiliates or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates is a party, by which the Company or any of its affiliates is bound, or to which any of the properties of the Company or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates is a party except the violation, conflict, breach, or default of which would not have a material adverse effect on the Company; or

                                    (ii) result in the creation or imposition of
any lien, charge or encumbrance upon the Securities or any of the assets of the Company, or any of its affiliates.

                           (g) The Securities. The Securities upon issuance:

                                    (i) are, or will be, free and clear of any
security interests, liens, claims or other encumbrances of the Company, subject to restrictions upon transfer under the 1933 Act and State laws;

                                    (ii) have been, or will be, duly and validly
authorized and on the date of issuance and on the Closing Date, as hereinafter defined, and the date the Note is converted, and the Warrants are exercised, the Securities will be duly and validly issued, fully paid and nonassessable (and if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted, provided that the Subscriber complies with the Prospectus delivery requirements);

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                                    (iii) will not have been issued or sold in
violation of any preemptive or other similar rights of the holders of any securities of the Company; and

                                    (iv) will not subject the holders thereof to
personal liability by reason of being such holders.

                           (h) Litigation. There is no pending or, to the best
knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto. Except as disclosed in the Reports or Other Written Information, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined could have a material adverse effect on the Company.

                           (i) Reporting Company. The Company is a publicly-held
company subject to reporting obligations pursuant to Sections 15(d) and 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. The Company's common stock is trading on the OTC Bulletin Board ("Bulletin Board"). Pursuant to the provisions of the 1934 Act, the Company has filed all reports and other materials required to be filed thereunder with the Securities and Exchange Commission during the preceding twelve months except as set forth in the Reports.

                           (j) No Market Manipulation. The Company has not
taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock of the Company to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued.

                           (k) Information Concerning Company. The Reports
contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Reports, and except as modified in the Other Written Information or in the Schedule hereto, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact in light of the circumstances when made required to be stated therein or necessary to make the statements therein not misleading.

                           (l) Dilution. The number of Shares issuable upon
conversion of the Notes may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines prior to conversion of the Note. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Note and exercise of the Warrants is binding upon the Company and enforceable, except as otherwise described in this Subscription Agreement or the Note, regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

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                           (m)Stop Transfer. The Securities are restricted
securities as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale and delivery of the Securities, except as may be required by federal securities laws.

                           (n) Defaults. Neither the Company nor any of its
subsidiaries is in violation of its Certificate of Incorporation or ByLaws. Neither the Company nor any of its subsidiaries is (i) in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company, (ii) in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge in violation of any statute, rule or regulation of any governmental authority which violation would have a material adverse effect on the Company.

                           (o) No Integrated Offering. Neither the Company, nor
any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of OTC Bulletin Board ("Bulletin Board") nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings. The Company has not conducted and will not conduct any offering other than the transactions contemplated hereby that will be integrated with the issuance of the Securities.

                           (p) No General Solicitation. Neither the Company, nor
any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offer or sale of the Securities.

                           (q) Listing. The Company's common stock is quoted on,
and listed for trading on the OTC Bulletin Board. Except as disclosed in the Other Written Information, the Company has not received any oral or written notice that its Common Stock will be delisted from the Bulletin Board or that the Common Stock does not meet all requirements for the continuation of such listing.

                           (r) No Undisclosed Liabilities. The Company has no
liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and Other Written Information, other than those incurred in the ordinary course of the Company's businesses since June 30, 2001 and which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Company's financial condition.

                           (s) No Undisclosed Events or Circumstances. Since
June 30, 2001, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

                           (t) Capitalization. The authorized and outstanding
capital stock of the Company as of the date of this Agreement and the Closing Date are set forth on Schedule 2(t) hereto. Except as set forth in the Reports and Other Written Information and Schedule 2(t), there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

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                           (u) Correctness of Representations. The Company
represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, will be true and correct as of the Closing Date in all material respects, and, unless the Company otherwise notifies the Subscriber prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

                  3. Regulation D Offering. This Offering is being made pursuant to the exemption from the registration provisions of the Securities Act of 1933, as amended, afforded by Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to Subscriber from the Company's legal counsel opining on the availability of the Regulation D exemption as it relates to the offer and issuance of the Securities. A form of the legal opinion is annexed hereto as Exhibit C. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the conversion of the Note and exercise of the Warrants.

                  4. Reissuance of Securities. The Company agrees to reissue certificates representing the Securities without the legends set forth in Sections 1(e) and 1(f) above at such time as (a) the holder thereof is permitted to and disposes of such Securities pursuant to Rule 144(d) and/or Rule 144(k) under the 1933 Act in the opinion of counsel reasonably satisfactory to the Company, or (b) upon resale subject to an effective registration statement after the Securities are registered under the 1933 Act. The Company agrees to cooperate with the Subscriber in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided the Company and its counsel receive all reasonably requested written representations from the Subscriber and selling broker, if any. Provided the Subscriber provides required certifications and representation letters, if any, if the Company fails to remove any legend as required by this Section 4 (a "Legend Removal Failure"), then beginning on the tenth (10th) day following the date that the Subscriber has requested the removal of the legend and delivered all items reasonably required by the Company to be delivered by the Subscriber, the Company continues to fail to remove such legend, the Company shall pay to each Subscriber or assignee holding shares subject to a Legend Removal Failure an amount equal to one percent (1%) of the Purchase Price of the shares subject to a Legend Removal Failure per day that such failure continues. If during any twelve (12) month period, the Company fails to remove any legend as required by this Section 4 for an aggregate of forty-five (45) days, each Subscriber or assignee holding Securities subject to a Legend Removal Failure may, at its option, require the Company to purchase all or any portion of the Securities subject to a Legend Removal Failure held by such Subscriber or assignee at a price per share equal to 120% of the applicable Purchase Price.

                  5. Redemption. The Company may not redeem the Securities without the consent of the holder of the Securities except as otherwise described herein.

                  6. Fees/Warrants.

                           (a) The Company shall pay to counsel to the
Subscriber its fees of $10,000 for services rendered to Subscribers in connection with this Agreement and the other Subscription Agreements for aggregate subscription amounts of up to $7,000,000 of principal amount of Secured Exchange Convertible Notes and up to $250,000 of Secured SMTV Convertible Notes (the "Offering") and acting as escrow agent for the Offering. The Company will pay to the Finders identified on Schedule D hereto a cash fee equal to 7% of the Purchase Price of the Secured SMTV Convertible Notes as designated on Schedule D ("Finder's Fee"). The Finder's Fee must be paid on the Purchase Price Closing Date. The legal fees will be paid on the Purchase Price Closing Date out of funds held pursuant to a Funds Escrow Agreement to be entered into by the Company, Subscriber and Escrow Agent.

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                           (b) The Company will also issue and deliver on the
Closing Date to the Subscribers to the Secured Exchange Convertible Notes, Warrants in the amounts designated on the signature page hereto. A form of Warrant is annexed hereto as Exhibit E. The per share "Purchase Price" of Common Stock as defined in the Warrant shall be $2.50. The Warrants shall be exercisable for five years after the Issue Date (as defined in the Warrant).

                           (c) All the representations, covenants, warranties,
undertakings, remedies, liquidated damages, indemnification, rights in Section 9 hereof, and other rights including but not limited to registration rights made or granted to or for the benefit of the Subscriber are hereby also made and granted to the Subscribers in respect of the Warrants and Company Shares issuable upon exercise of the Warrants.

                           (d) The Company on the one hand, and the Subscriber
on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any other persons claiming brokerage commissions or finder's fees except as identified on Schedule D hereto on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions. Except as set forth on Schedule D hereto, the Company represents that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the offering described in the Subscription Agreement.

                  7.1 Covenants of the Company. The Company covenants and agrees with the Subscriber as follows:

                           (a) The Company will advise the Subscriber, promptly
after it receives notice of issuance by the Securities and Exchange Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

                           (b) The Company shall promptly secure the listing of
the Company Shares, and Common Stock issuable upon the exercise of the Warrants upon each national securities exchange, or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain such listing so long as any Notes are outstanding. The Company will maintain the listing of its Common Stock on the Bulletin Board, the NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, or New York Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the "Principal Market"), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company will provide the Subscriber copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market.

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                           (c) The Company shall notify the SEC, NASD, the
Principal Market and applicable state authorities, in accordance with their requirements, if any, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscriber and promptly provide copies thereof to Subscriber.

                           (d) From the Closing Date and until at least two (2)
years after the effectiveness of the Registration Statement on Form S-1, SB-2 or such other Registration Statement described in Section 10.1(iv) hereof, the Company will (i) cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, (ii) comply in all respects with its reporting and filing obligations under the Exchange Act, (iii) comply with all reporting requirements that is applicable to an issuer with a class of Shares registered pursuant to Section 12(g) of the Exchange Act, and (iv) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will use its reasonable best efforts not to take any action or file any document (whether or not permitted by the Act or the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Acts until the later of two (2) years after the actual effective date of the Registration Statement on Form S-1, SB-2 or such other Registration Statement described in
Section 10.1(iv) hereof. Until the earlier of the resale of the Shares by the Subscriber or at least two (2) years after the Warrants have been exercised, the Company will use its commercial best efforts to continue the listing of the Common Stock on the Bulletin Board and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and NASDAQ.

                           (e) The Company undertakes to use the proceeds of the
Secured SMTV Convertible Note Purchase Price for working capital for Antra Holdings Group, Inc. or Antra's subsidiaries, which will be subsidiaries of the Company as of the Closing.

                           (f) The Company undertakes to reserve, from its
authorized but unissued Common Stock from July 1, 2002 and thereafter, for such time that the Note or Warrants remain outstanding, a number of Common Shares equal to not less than 175% of the amount of Common Shares necessary to allow Subscriber to be able to convert all its outstanding Note, at the then applicable Conversion Price (such amount being the "Required Reserve"), and one Common Share for each Common Share issuable upon exercise of the Warrants. It shall be deemed an Event of Default under the Note if at any time prior to July 1, 2002 there are less than 11,000,000 Common Shares reserved pro rata for all Subscribers to the Offering, for issuance upon conversion of the Notes and exercise of the Warrants. At the Subscriber's written request, Common Stock reserved for issuance upon exercise of Warrants will be allocated for issuance upon conversion of Notes held by the Subscriber or any other Subscriber to the Offering. The Company undertakes to amend its Certificate of Incorporation no later than July 1, 2002 to increase its authorized but unissued Common Stock and to reserve the Required Reserve by July 1, 2002.

                           (g) The Company covenants and agrees that it will not
request the effectiveness of any registration statement prior to the effectiveness of the Registration Statement described in Section 10.1(iv) to be filed on behalf of the Subscriber and other Subscribers to the Offering.

                  7.2 Covenant of the Subscriber. Provided an Event of Default (as defined in the Note) has not occurred, the Subscriber agrees for himself only that until four years after the Closing Date, the Subscriber will sell common stock of the Company not more than the greater of (i) on any trading day 15% of the trading volume of the Common Stock as reported by the Principal Market for such trading day, and (ii) during any five consecutive trading days not more than 15% of the trading volume of the Common Stock as reported by the Principal Market for such five consecutive trading days. For purposes of this
Section 7.2, "short sales" will be considered sales subject to the foregoing sales limitation.

                  8. Covenants of the Company and Subscriber Regarding Indemnification.

                           (a) The Company agrees to indemnify, hold harmless,
reimburse and defend Subscriber, Subscriber's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

                           (b) Subscriber agrees to indemnify, hold harmless,
reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

                           (c) The procedures set forth in Section 10.6 shall
apply to the indemnifications set forth in Sections 8(a) and 8(b) above.

                  9.1. Conversion of Note.

                           (a) Upon the conversion of the Note or part thereof,
the Company shall, at its own cost and expense, take all necessary action (including the issuance of an opinion of counsel) to assure that the Company's transfer agent shall issue stock certificates in the name of Subscriber (or its nominee) or such other persons as designated by Subscriber and in such denominations to be specified at conversion representing the number of shares of common stock issuable upon such conversion. The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that the Shares will be unlegended, free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the Company Shares provided the Shares are being sold pursuant to an effective registration statement covering the Shares to be sold or are otherwise exempt from registration when sold as stated in an opinion of counsel reasonably satisfactory to the Company and Subscriber complies with prospectus delivery requirements.

                           (b) Subscriber will give notice of its decision to
exercise its right to convert the Note or part thereof by telecopying an executed and completed Notice of Conversion (as defined in the Note) to the Company via confirmed telecopier transmission. The Subscriber will not be required to surrender the Note until the Note has been fully converted or satisfied. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will or cause the transfer agent to transmit the Company's Common Stock certificates representing the Shares issuable upon conversion of the Note to the Subscriber via express courier for receipt by such Subscriber within five (5) business days after receipt by the Company of the Notice of Conversion (the "Delivery Date"). A Note representing the balance of the Note not so converted will be provided to the Subscriber, if requested by Subscriber provided an original Note is delivered to the Company. To the extent that a Subscriber elects not to surrender a Note for reissuance upon partial payment or conversion, the Subscriber hereby indemnifies the Company against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Note.

                           (c) The Company understands that a delay in the
delivery of the Shares in the form required pursuant to Section 9 hereof, or the Mandatory Redemption Amount described in Section 9.2 hereof, beyond the Delivery Date or Mandatory Redemption Payment Date (as hereinafter defined) could result in economic loss to the Subscriber. As compensation to the Subscriber for such loss, the Company agrees to pay late payments to the Subscriber for late issuance of Shares in the form required pursuant to Section 9 hereof upon Conversion of the Note or late payment of the Mandatory Redemption Amount, in the amount of $100 per business day after the Delivery Date or Mandatory Redemption Payment Date, as the case may be, for each $10,000 of Note principal amount being converted or redeemed. The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Subscriber, in the event that the Company fails for any reason to effect delivery of the Shares by the Delivery Date or make payment by the Mandatory Redemption Payment Date, the Subscriber will be entitled to revoke all or part of the relevant Notice of Conversion or rescind all or part of the notice of Mandatory Redemption by delivery of a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to the delivery of such notice, except that late payment charges described above shall be payable through the date notice of revocation or rescission is given to the Company.

                           (d) Nothing contained herein or in any document
referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

                  9.2. Mandatory Redemption. In the event the Company is prohibited from issuing Shares, or fails to timely deliver Shares on a Delivery Date, or upon the occurrence of any other Event of Default (as defined in the Note) or for any reason other than pursuant to the limitations set forth in
Section 9.3 hereof, then at the Subscriber's election, the Company must pay to the Subscriber ten (10) business days after request by the Subscriber or on the Delivery Date (if requested by the Subscriber) a sum of money determined by (i) multiplying up to the outstanding principal amount of the Note designated by the Subscriber by 115%, or (ii) multiplying the number of Shares otherwise deliverable upon conversion of an amount of Note principal and/or interest designated by the Subscriber (with the date of giving of such designation being a Deemed Conversion Date) at the then Conversion Price that would be in effect on the Deemed Conversion Date by the highest closing price of the Common Stock on the Principal Market from the Deemed Conversion Date until the day prior to the receipt of the Mandatory Redemption Payment, whichever is greater, together with accrued but unpaid interest thereon ("Mandatory Redemption Payment"). The Mandatory Redemption Payment must be received by the Subscriber on the same date as the Company Shares otherwise deliverable or within ten (10) business days after request, whichever is sooner ("Mandatory Redemption Payment Date"). Upon receipt of the Mandatory Redemption Payment, the corresponding Note principal and interest will be deemed paid and no longer outstanding.

                  9.3. Maximum Conversion. The Subscriber shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Subscriber and its affiliates on a Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Subscriber and its affiliates of more than 9.99% of the outstanding shares of Common Stock of the Company on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Subscriber shall not be limited to aggregate conversions of only 9.99% and aggregate conversion by the Subscriber may exceed 9.99%. The Subscriber may void the conversion limitation described in this
Section 9.3 upon 75 days prior written notice to the Company. The Subscriber may allocate which of the equity of the Company deemed beneficially owned by the Subscriber shall be included in the 9.99% amount described above and which shall be allocated to the excess above 9.99%.

                  9.4. Injunction - Posting of Bond. In the event a Subscriber shall elect to convert a Note or part thereof, the Company may not refuse conversion based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of said Note shall have been sought and obtained and the Company posts a surety bond for the benefit of such Subscriber in the amount of 130% of the amount of the Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment.

                  9.5. Buy-In. In addition to any other rights available to the Subscriber, if the Company fails to deliver to the Subscriber such shares issuable upon conversion of a Note by the Delivery Date and if ten (10) days after the Delivery Date the Subscriber purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Subscriber of the Common Stock which the Subscriber anticipated receiving upon such conversion (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note for which such conversion was not timely honored, together with interest thereon at a rate of 12% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of note principal and/or interest, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In. The delivery date by which Common Stock must be delivered pursuant to this Section 9.5 shall be tolled for the amount of days that the Subscriber does not deliver information reasonably requested by the Company's transfer agent.

                  9.6 Adjustments. The Conversion Price and amount of Shares issuable upon conversion of the Notes shall be adjusted to offset the effect of stock splits, stock dividends and pro rata distributions of property or equity interests to the Company's shareholders.

                  9.7. Optional Redemption. The Company will have the option of redeeming any portion of the outstanding Secured Exchange Convertible Notes ("Optional Redemption") by paying to the Subscriber a sum of money equal to 115% of the principal amount of the Exchange Convertible Note together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Subscriber arising under this Subscription Agreement relating to the Exchange Convertible Note, the Exchange Convertible Note or any other document delivered herewith ("Redemption Amount") outstanding on the day notice of redemption ("Notice of Redemption) is given to a Subscriber ("Redemption Date"). A Notice of Redemption may not be given in connection with any portion of Secured Exchange Convertible Note for which notice of conversion has been given by the Subscriber at any time before receipt of a Notice of Redemption. The Subscriber may elect within five (5) business days after receipt of a Notice of Redemption to give the Company Notice of Conversion in connection with some or all of the Exchange Convertible Note principal and interest which was the subject of the Notice of Redemption provided the Conversion Price elected by the Subscriber is the Maximum Base Price set forth in Section 2.1(b)(i) of the Exchange Convertible Note. A Notice of Redemption must be accompanied by a certificate signed by the chief executive officer or chief financial officer of the Company stating that the Company has on deposit and segregated ready funds equal to the Redemption Amount. The Redemption Amount must be paid in good funds to the Subscriber no later than the seventh (7th) business day after the Redemption Date ("Optional Redemption Payment Date"). In the event the Company fails to pay the Redemption Amount by the Optional Redemption Payment Date, then the Redemption Notice will be null and void and the Company will thereafter have no further right to effect an Optional Redemption, and at the Subscription's election, the Redemption Amount will be deemed a Mandatory Redemption Payment and the Optional Redemption Payment Date will be deemed a Mandatory Redemption Payment Date. Such failure will also be deemed an Event of Default under the Notes. Any Notice of Redemption must be given to all holders of Secured Exchange Convertible Notes issued in connection with the Offering, in proportion to their holdings of Exchange Convertible Note principal on a Redemption Date. A Notice of Redemption may be given by the Company, provided (i) no Event of Default, as described in the Notes shall have occurred or be continuing and (ii) the Company Shares issuable upon conversion of the entire outstanding Note principal are included for unrestricted resale in a registration statement effective as of the Redemption Date. Purchase Price proceeds may not be used to effect an Optional Redemption.

                  9.8. Redemption. The Company may not redeem or call the Note without the consent of the holder of the Securities except as otherwise described herein.

                  10.1. Registration Rights. The Company hereby grants the following registration rights to holders of the Securities.

                           (i) On one occasion, for a period commencing one year
after the Purchase Price Closing Date, but not later than three years after the Purchase Price Closing Date ("Request Date"), the Company, upon a written request therefor from any record holder or holders of more than 50% of the aggregate of the Company's Shares issued and issuable upon Conversion of the Notes (the Common Stock issued or issuable upon conversion of the Notes or issuable by virtue of ownership of the Note, and one share of Common Stock for each Share issuable upon exercise of the Warrants being, the "Registrable Securities"), shall prepare and file with the SEC a registration statement under the Act covering the Registrable Securities which are the subject of such request, unless such Registrable Securities are the subject of an effective registration statement or included for registration in a pending registration statement. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within 10 days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 10.1(i). As a condition precedent to the inclusion of Registrable Securities, the holder thereof shall provide the Company with such information as the Company reasonably requests. The obligation of the Company under this Section 10.1(i) shall be limited to one registration statement.

                           (ii) If the Company at any time proposes to register
any of its securities under the Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscriber or Holder pursuant to an effective registration statement, each such time it will give at least 25 days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within 15 days after the giving of any such notice by the Company, to register any of the Registrable Securities, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller"). In the event that any registration pursuant to this
Section 10.1(ii) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the foregoing provisions, or Section 10.4 hereof, the Company may withdraw or delay or suffer a delay of any registration statement referred to in this Section 10.1(ii) without thereby incurring any liability to the Seller.

                           (iii) If, at the time any written request for
registration is received by the Company pursuant to Section 10.1(i), the Company has determined to proceed with the actual preparation and filing of a registration statement under the 1933 Act in connection with the proposed offer and sale for cash of any of its securities for the Company's own account, such written request shall be deemed to have been given pursuant to Section 10.1(ii) rather than Section 10.1(i), and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 10.1(ii).

                           (iv) The Company shall file with the Commission not
later than March 4, 2002 (the "Filing Date"), and use its reasonable commercial efforts to cause to be declared effective a Form S-1 or SB-2 registration statement (or such other form that it is eligible to use) in order to register the Registrable Securities for resale and distribution under the Act. The registration statement described in this paragraph must be declared effective by the Commission ("Effective Date") by the later of (i) sixty (60) days after the Filing Date, or (ii) forty-five (45) days after the filing of an amendment to such registration statement or other written response, responsive to letters of comment from the SEC received with respect to the filing of such registration statement or amendment thereto (the "SEC comments"), provided that the Company's obligation hereunder shall be deemed satisfied and the Effective Date continuously deferred if the Company shall file an amendment or written response in good faith responsive to the SEC Comments within fourteen (14) days after receipt thereof by the Company. Otherwise, the Effective Date shall be forty-five (45) days after receipt by the Company of the SEC Comments. The Company will register not less than a number of shares of Common Stock in the aforedescribed registration statement that is equal to 200% of the Company Shares issuable at the Conversion Price that would be in effect on the Purchase Price Closing Date, the Exchange Closing Date, or the date of filing of such registration statement (employing the Conversion Price which would result in the greater number of Shares), assuming the conversion of 100% of the Notes and one share of Common Stock for each of the shares issuable upon exercise of the Warrants. The Registrable Securities shall be reserved and set aside exclusively for the benefit of the Subscriber, and not issued, employed or reserved for anyone other than the Subscriber. Such registration statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary to register additional Company Shares to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities. No securities of the Company other than the Registrable Securities will be included in the registration statement described in this
Section 10.1(iv) except as described on Schedule 10.1.

                  10.2. Registration Procedures. If and whenever the Company is required by the provisions hereof to effect the registration of any shares of Registrable Securities under the Act, the Company will, as expeditiously as possible:

                           (a) prepare and file with the Commission a
registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to the holders of Registrable Securities ("Sellers") copies of all filings and Commission letters of comment;

                           (b) prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the latest of: (i) twelve months after the latest Maturity Date of a Note; (ii) thirty months after the Closing Date; or (iii) until such registration statement has been effective for a period of not less than 270 days, and comply with the provisions of the Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Seller's intended method of disposition set forth in such registration statement for such period;

                           (c) furnish to the Seller, such number of copies of
the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

                           (d) use its best efforts to register or qualify the
Seller's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Seller, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                           (e) list the Registrable Securities covered by such
registration statement with any securities exchange on which the Common Stock of the Company is then listed;

                           (f) immediately notify the Seller when a prospectus
relating thereto is required to be delivered under the Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (g) make available for inspection by the Seller, and
any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, attorney, accountant or agent in connection with such registration statement.

                  10.3. Provision of Documents.

                           (a) At the request of the Seller, provided a demand
for registration has been made pursuant to Section 10.1(i) or a request for registration has been made pursuant to Section 10.1(ii), the Registrable Securities will be included in a registration statement filed pursuant to this
Section 10.

                           (b) In connection with each registration hereunder,
the Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration pursuant to Section 10.1(i) or 10.1(ii) covering an underwritten public offering, the Company and the Seller agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

                  10.4. Non-Registration Events. The Company and the Subscriber agree that the Seller will suffer damages if any registration statement required under Section 10.1(i) above is not filed within 30 days after written request by the Holder and not declared effective by the Commission within 90 days after such request [or the Filing Date and Effective Date, respectively, in reference to the Registration Statement on Form S-1 or SB-2 or such other form described in Section 10.1(iv)], and maintained in the manner and within the time periods contemplated by Section 10 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement described in Section 10.1(i) is not filed within 30 days of such written request, or is not declared effective by the Commission on or prior to the date that is 90 days after such request, or (ii) the registration statement on Form S-1, SB-2 or such other form described in Section 10.1(iv) is not filed on or before the Filing Date or not declared effective on or before the sooner of the Effective Date, or within five business days of receipt by the Company of a written or oral communication from the Commission that the registration statement described in Section 10.1(iv) will not be reviewed, or (iii) any registration statement described in Sections 10.1(i), or 10.1(iv) is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) for a period of time which shall exceed 30 days in the aggregate per year but not more than 20 consecutive calendar days (defined as a period of 365 days commencing on the date the Registration Statement is declared effective) (each such event referred to in clauses (i), (ii) and (iii) of this Section 10.4 is referred to herein as a "Non-Registration Event"), then, for so long as such Non-Registration Event shall continue, the Company shall pay, at the Subscriber's option, in cash or stock at the applicable Conversion Price, as Liquidated Damages to each holder of any Registrable Securities an amount equal to two (2%) percent per month or part thereof for each month or part thereof thereafter during the pendency of such Non-Registration Event, of the principal of the Notes issued in connection with the Offering, whether or not converted, then owned of record by such holder or issuable as of or subsequent to the occurrence of such Non-Registration Event. Payments to be made pursuant to this
Section 10.4 shall be due and payable within ten (10) business days after demand in immediately available funds. In the event a Mandatory Redemption Payment is demanded from the Company by the Holder pursuant to Section 9.2 of this Subscription Agreement, then the Liquidated Damages described in this Section
10.4 shall no longer accrue on the portion of the Purchase Price underlying the Mandatory Redemption Payment, from and after the date the Holder receives the Mandatory Redemption Payment. It shall also be deemed a Non-Registration Event if at any time a Note is outstanding subsequent to June 30, 2002, there is less than 125% of the amount of Common Shares necessary to allow full conversion of such Note at the then applicable Conversion Price registered for unrestricted resale in an effective registration statement.

                  10.5. Expenses. All expenses incurred by the Company in complying with Section 10, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Seller, are called "Selling Expenses". The Seller shall pay the fees of its own additional counsel, if any. The Company will pay all Registration Expenses in connection with the registration statement under Section 10. All Selling Expenses in connection with each registration statement under Section 10 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

                  10.6. Indemnification and Contribution.

                           (a) In the event of a registration of any Registrable
Securities under the Act pursuant to Section 10, the Company will indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

                           (b) In the event of a registration of any of the
Registrable Securities under the Act pursuant to Section 10, the Seller will indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the gross proceeds received by the Seller from the sale of Registrable Securities covered by such registration statement.

                           (c) Promptly after receipt by an indemnified party
hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this
Section 10.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 10.6(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                           (d) In order to provide for just and equitable
contribution in the event of joint liability under the Act in any case in which either (i) the Seller, or any controlling person of the Seller, makes a claim for indemnification pursuant to this Section 10.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10.6 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is provided under this Section 10.6; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                  11. Security Interest. The Subscribers will be granted a security interest in certain assets of the Company to be memorialized in a Security Agreement. The Company will execute Forms UCC-1 to be filed at the Company's expense with such states and counties designated by the Subscribers. The Company will also execute all such documents reasonably necessary in the opinion of Subscriber to memorialize and further protect the security interest described above.

                  12. Miscellaneous.

                           (a) Notices. All notices or other communications
given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being telecopied (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section: (i) if to the Company, to Select Media Communications, Inc., 575 Madison Avenue, Suite 1006,New York, NY 10022, telecopier number: (212) 605-0222, with a copy by telecopier only to:
Wolf, Block, Schorr & Solis-Cohen, 250 Park Avenue, 10th Floor, New York, NY 10017, Attn: Martin Bring, Esq., telecopier number: (212) 986-0604, and (ii) if to the Subscriber, to the name, address and telecopy number set forth on the signature page hereto, with a copy by telecopier only to Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number:
(212) 697-3575. Any notice that may be given pursuant to this Agreement, or any document delivered in connection with the foregoing may be given by the Subscriber on the first business day after the observance dates in the United States of America by Orthodox Jewry of Rosh Hashanah, Yom Kippur, the first two days of the Feast of Tabernacles, Shemini Atzeret, Simchat Torah, the first two and final two days of Passover and Pentecost, with such notice to be deemed given and effective, at the election of the Subscriber on a holiday date that precedes such notice. Any notice received by the Subscriber on any of the aforedescribed holidays may be deemed by the Subscriber to be received and effective as if such notice had been received on the first business day after the holiday.

                           (b) Closing. The consummation of the transactions
contemplated herein shall take place at the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction of all conditions to Closing set forth in this Agreement. The closing date in connection with the SMTV Convertible Note and Warrants shall be the date that subscriber funds representing the net amount due the Company from the Purchase Price are transmitted by wire transfer to the Company (the "Purchase Price Closing Date"). The closing date in connection with the Secured Exchange Convertible Notes shall be the soonest of (i) the first business day following the merger of Antra into the Company; (ii) the date of release to the Subscribers from escrow by the Escrow Agent referred to in Section 6 above after request by Subscribers holding the right to receive not less than 51% of the principal amount of the Secured Exchange Convertible Notes; or (iii) one year after the Purchase Price Closing Date ("Exchange Closing Date"). The foregoing closing dates are referred to herein collectively as "Closing Date".

                           (c) Entire Agreement; Assignment. This Agreement
represents the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

                           (d) Execution. This Agreement may be executed by
facsimile transmission, and in counterparts, each of which will be deemed an original.

                           (e) Law Governing this Agreement. This Agreement
shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

                           (f) Specific Enforcement, Consent to Jurisdiction.
The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 12(e) hereof, each of the Company and Subscriber hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

                           (g) Confidentiality. The Company agrees that it will
not disclose publicly or privately the identity of the Subscriber unless expressly agreed to in writing by the Subscriber or only to the extent required by law.

                           (h) Automatic Termination. This Agreement shall
automatically terminate without any further action of either party hereto if the Closing shall not have occurred by the tenth (10th) business day following the date this Agreement is accepted by the Subscriber.



                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.



                                    SELECT MEDIA COMMUNICATIONS, INC.
                                    A New York Corporation


                                    By: /s/ James F. Mongiardo
                                        Name: James F. Mongiardo
                                        Title: Chairman & CEO

                                    Dated: November 16, 2001

SUBSCRIBERS
------------------------------------------------------- ----------------------- ------------------------- ----------------------
                                                        Purchase Price of
  /s/                                                   Secured SMTV
------------------------------------                    Convertible Notes
(Signature)                                             (cash): $222,500.00
ALPHA CAPITAL AKTIENGESELLSCHAFT
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax: 011-42-32323196
------------------------------------------------------- ----------------------- ------------------------- ----------------------
                                                        Purchase Price of       Purchase Price of         Warrants to Purchase
  /s/                                                   Secured SMTV            Secured Exchange          38,100 Common Shares
------------------------------------                    Convertible Notes       Convertible Notes
(Signature)                                             (cash): $11,550.00      payable by surrender of
UNITED SECURITIES SERVICES, INC.                                                "Antra Notes" in the
135 West 50th Street, Suite 1700                                                principal amount of
New York, NY 10020                                                              $175,846.00 for which
Fax: 212-541-4410                                                               Secured Exchange
                                                                                Convertible Notes having
                                                                                a principal amount of
                                                                                $265,527.00 will be
                                                                                issued.
------------------------------------------------------- ----------------------- ------------------------- ----------------------

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.



                                               SELECT MEDIA COMMUNICATIONS, INC.
                                               A New York Corporation


                                               By: /s/ James F. Mongiardo
                                                   -----------------------------
                                                   Name: James F. Mongiardo
                                                   Title: Chairman & CEO


                                               Dated: November 16, 2001


------------------------------------------------------- ----------------------- ------------------------- ----------------------
SUBSCRIBERS
------------------------------------------------------- ----------------------- ------------------------- ----------------------
                                                        Purchase Price of       Purchase Price of         Warrants to Purchase
  /s/                                                   Secured SMTV            Secured Exchange          50,820 Common Shares
------------------------------------                    Convertible Notes       Convertible Notes
(Signature)                                             (cash): $15,950.00      payable by surrender of
NESHER LTD.                                                                     "Antra Notes" in the
Ragnall House, 18 Peel Road                                                     principal amount of
Douglas, Isle of Man                                                            $234,547 for which
1M1 4L2, United Kingdom                                                         Secured Exchange
Fax: 011-44-1624-661594                                                         Convertible Notes
                                                                                having a principal
                                                                                amount of $354,166.00
                                                                                will be issued.
------------------------------------------------------- ----------------------- ------------------------- ----------------------
                                                                                Purchase Price of         Warrants to Purchase
   /s/                                                                          Secured Exchange          438,360 Common Shares
------------------------------------                                            Convertible Notes
(Signature)                                                                     Convertible Notes
AUSTOST ANSTALT SCHAAN                                                          payable by surrender of
7440 Fuerstentum                                                                "Antra Notes" in the
Lichenstein, Landstrasse 163                                                    principal amount of
Fax: 011-431-534532895                                                          $2,022,940 for which
                                                                                Secured Exchange
                                                                                Convertible Notes having
                                                                                a principal amount of
                                                                                $3,054,639.00 will be
                                                                                issued.
------------------------------------------------------- ----------------------- ------------------------- ----------------------

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.



                                    SELECT MEDIA COMMUNICATIONS, INC.
                                    A New York Corporation


                                    By: /s/ James F. Mongiardo
                                        ----------------------------------------
                                        Name: James F. Mongiardo
                                        Title: Chairman & CEO


                                    Dated: November 16, 2001

------------------------------------------------------- ----------------------- ------------------------- ----------------------
SUBSCRIBERS
------------------------------------------------------- ----------------------- ------------------------- ----------------------
 /s/                                                                            Purchase Price of         Warrants to Purchase
------------------------------------                                            Secured Exchange          438,360 Common Shares
(Signature)                                                                     Convertible Notes
BALMORE FUND, S.A.                                                              "Antra Notes" in the
P.O. Box 4603                                                                   principal amount of
Zurich, Switzerland                                                             $2,022,940.00 for which
Fax: 011-411-201-6262                                                           Secured Exchange
                                                                                Convertible Notes
                                                                                having a principal
                                                                                amount of $3,054,639.00
                                                                                will be issued.
------------------------------------------------------- ----------------------- ------------------------- ----------------------
/s/                                                                             Purchase Price of         Warrants to Purchase
------------------------------------                                            Secured Exchange          21,660 Common Shares
(Signature)                                                                     Convertible Notes
B.B.Y. ENTERPRISES, INC.                                                        payable by surrender of
135 West 50th Street, Suite 1700                                                "Antra Notes" in the
New York, NY 10020                                                              principal amount of
Fax: 212-541-4410                                                               $100,000.00 for which
                                                                                Secured Exchange
                                                                                Convertible Notes
                                                                                having a principal
                                                                                amount of $151,000.00
                                                                                will be issued.
------------------------------------------------------- ----------------------- ------------------------- ----------------------

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.



                                          SELECT MEDIA COMMUNICATIONS, INC.
                                          A New York Corporation


                                          By: /s/ James F. Mongiardo
                                              ----------------------------------
                                              Name: James F. Mongiardo
                                              Title: Chairman & CEO

                                          Dated: November 16, 2001


------------------------------------------------------- ----------------------- ------------------------- ----------------------
SUBSCRIBERS
------------------------------------------------------- ----------------------- ------------------------- ----------------------
                                                                                Purchase Price of         Warrants to Purchase
 /s/                                                                            Secured Exchange          12,700 Common Shares
-----------------------------------------------                                 Convertible Notes
(Signature)                                                                     payable by surrender of
ELLIS ENTERPRISES, LTD.                                                         "Antra Notes" in the
42A Waterloo Road                                                               principal amount of
London, England                                                                 $234,418.00 for which
NW2, 7UF                                                                        Secured Exchange
Fax: 011-441-014509004                                                          Convertible Notes having
                                                                                a principal amount of
                                                                                $88,443.00 will be
                                                                                issued.
------------------------------------------------------- ----------------------- ------------------------- ----------------------


                                                                       EXHIBIT F

                           COLLATERAL AGENT AGREEMENT

         COLLATERAL AGENT AGREEMENT (this "Agreement") dated as of November ___, 2001 among Barbara R. Mittman (the "Collateral Agent"), the parties identified on Schedule A hereto (each, individually, a "Lender" and collectively, the "Lenders"), who hold or have subscribed for 7% Secured Convertible Notes and Secured Exchange Convertible Notes on or about November__, 2001 in the principal amounts set forth on Schedule A hereto (collectively, the Notes") issued or to be issued by Select Media Communications, Inc., a New York corporation ("Select").

         WHEREAS, the Lenders have made or are making loans to Select to be secured by certain collateral; and

         WHEREAS, it is desirable to provide for the orderly administration of such collateral by requiring each Lender to appoint the Collateral Agent, and the Collateral Agent has agreed to accept such appointment and to receive, hold and deliver such collateral, all upon the terms and subject to the conditions hereinafter set forth; and

         WHEREAS, it is desirable to allocate the enforcement of certain rights of the Lenders under the Notes for the orderly administration thereof.

         NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

         1. Collateral.

                  (a) Contemporaneously with the execution and delivery of this Agreement by the Collateral Agent and the Lenders, (i) the Collateral Agent has or will have entered into a Security Agreement between the Collateral Agent and Select (the "Security Agreement"), regarding the grant of a security interest in certain assets owned by Select presently consisting of shares of common stock of Antra Holdings Group, Inc. (such assets are referred to herein as the "Collateral") to the Collateral Agent, for the benefit of the Lenders and (ii) Select is issuing the Notes to the Lenders.

                  (b) For purposes solely of perfection of the security interests granted to the Collateral Agent, as agent on behalf of the Lenders, and on its own behalf under the Security Agreement, the Collateral Agent hereby acknowledges that any Collateral held by the Collateral Agent is held for the benefit of the Lenders in accordance with this Agreement and the Security Agreement. No reference to the Security Agreement or any other instrument or document shall be deemed to incorporate any term or provision thereof into this Agreement unless expressly so provided.

                  (c) The Collateral Agent is to distribute in accordance with the Security Agreement any proceeds received from the Collateral which are distributable to the Lenders in proportion to their respective interests in the Obligations (as defined in the Security Agreement).

         2. Appointment of the Collateral Agent.

                  The Lenders hereby appoint the Collateral Agent (and the Collateral Agent hereby accepts such appointment) to take any action including, without limitation, the registration of any Collateral in the name of the Collateral Agent or its nominees prior to or during the continuance of an Event of Default (as defined in the Security Agreement), the exercise of voting rights upon the occurrence and during the continuance of an Event of Default, the application of any cash collateral received by the Collateral Agent to the payment of the Obligations, the exercise of any remedies given to the Collateral Agent pursuant to the Security Agreement and the exercise of any authority pursuant to the appointment of the Collateral Agent as an attorney-in-fact pursuant to the Security Agreement that the Collateral Agent deems necessary or proper for the administration of the Collateral pursuant to the Security Agreement. Upon disposition of the Collateral in accordance with the Security Agreement, the Collateral Agent shall promptly distribute any cash or Collateral in accordance with Section 10.1(d) of the Security Agreement.

         3. Action by the Majority in Interest.

                  (a) Certain Actions. Each of the Lenders covenants and agrees that only a Majority in Interest shall have the right, but not the obligation, to undertake the following actions (it being expressly understood that less than a Majority in Interest hereby expressly waive the following rights that they may otherwise have under the Notes, but only insofar as such waiver affects their right to receive proceeds from the Collateral):

                           (i) Acceleration. If an Event of Default occurs,
after the applicable cure period, if any, a Majority in Interest may, on behalf of all the Lenders, instruct the Collateral Agent to provide to Select notice to cure such default and/or declare the unpaid principal amount of the Notes to be due and payable, together with any and all accrued interest thereon and all costs payable pursuant to such Notes;

                           (ii) Enforcement. Upon the occurrence of any Event of
Default after the applicable cure period, if any, a Majority in Interest may instruct the Collateral Agent to proceed to protect, exercise and enforce, on behalf of all the Lenders, their rights and remedies under the Notes against Select, and such other rights and remedies as are provided by law or equity;

                           (iii) Waiver of Past Defaults. A Majority in Interest
may instruct the Collateral Agent to waive any Event of Default by written notice to Select, and the other Lenders; and

                           (iv) Amendment. A Majority in Interest may instruct
the Collateral Agent to waive, amend, supplement or modify any term, condition or other provision in the Notes or Security Agreement in accordance with the terms of the Notes or Security Agreement so long as such waiver, amendment, supplement or modification is made with respect to all of the Notes and with the same force and effect with respect to each of the Notes.

                  (b) Permitted Subordination. A Majority in Interest may instruct the Collateral Agent to agree to subordinate any Collateral to any claim and may enter into any agreement with Select to evidence such subordination; provided, however, that subsequent to any such subordination, each Note shall remain pari passu with the other Notes held among the Lenders.

                  (c) Further Actions. A Majority in Interest may instruct the Collateral Agent to take any action that it may take under this Agreement by instructing the Collateral Agent in writing to take such action on behalf of all the Lenders.

                  (d) Majority in Interest. For so long as any obligations remain outstanding on the Secured Notes, Majority in Interest shall mean Lenders who hold not less than sixty percent (60%) of the Obligations.

         4. Power of Attorney.

                  (a) To effectuate the terms and provisions hereof, the Lenders hereby appoint the Collateral Agent as their attorney-in-fact (and the Collateral Agent hereby accepts such appointment) for the purpose of carrying out the provisions of this Agreement including, without limitation, taking any action on behalf of, or at the instruction of, the Majority in Interest at the written direction of the Majority in Interest and executing any consent authorized pursuant to this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof.

                  (b) All acts done under the foregoing authorization are hereby ratified and approved and neither the Collateral Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct.

                  (c) This power of attorney, being coupled with an interest, is irrevocable while this Agreement remains in effect.

         5. Expenses of the Collateral Agent. The Lenders shall pay any and all costs and expenses incurred by the Collateral Agent, all waivers, releases, discharges, satisfactions, modifications and amendments of this Agreement, the administration and holding of the Collateral, insurance expenses, and the enforcement, protection and adjudication of the parties' rights hereunder by the Collateral Agent, including, without limitation, the reasonable disbursements, expenses and fees of the attorneys the Collateral Agent may retain, if any, each of the foregoing in proportion to their holdings of the Notes.

         6. Reliance on Documents and Experts. The Collateral Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or communication (which may be by telegram, cable, telex, telecopier, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of its own legal counsel, independent public accountants and other experts selected by the Collateral Agent.

         7. Duties of the Collateral Agent; Standard of Care.

                  (a) The Collateral Agent's only duties are those expressly set forth in this Agreement, and the Collateral Agent hereby is authorized to perform those duties in accordance with commercially reasonable practices. The Collateral Agent may exercise or otherwise enforce any of its rights, powers, privileges, remedies and interests under this Agreement and applicable law or perform any of its duties under this Agreement by or through its officers, employees, attorneys, or agents.

                  (b) The Collateral Agent shall act in good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

                  (c) Any funds held by the Collateral Agent hereunder need not be segregated from other funds except to the extent required by law. The Collateral Agent shall be under no liability for interest on any funds received by it hereunder.

         8. Resignation. The Collateral Agent may resign and be discharged of its duties hereunder at any time by giving written notice of such resignation to the other parties hereto, stating the date such resignation is to take effect. Within 15 days of the giving of such notice, a successor collateral agent shall be appointed by the Majority in Interest; provided, however, that if the Lenders are unable so to agree upon a successor within such time period, the successor collateral agent may be a person designated by the Collateral Agent, and any and all fees of such successor collateral agent shall be the joint and several obligation of the Lenders. The Collateral Agent shall continue to serve until the effective date of the resignation or until its successor accepts the appointment and receives the Collateral held by the Collateral Agent but shall not be obligated to take any action hereunder. The Collateral Agent may deposit any Collateral with the Supreme Court of the State of New York for New York County or any such other court in New York State that accepts such Collateral.

         9. Exculpation. The Collateral Agent and its officers, employees, attorneys and agents, shall not incur any liability whatsoever for the holding or delivery of documents or the taking of any other action in accordance with the terms and provisions of this Agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Agreement), or for any act or omission of any other person engaged by the Collateral Agent in connection with this Agreement, unless occasioned by the exculpated person's own gross negligence or willful misconduct; and each party hereto hereby waives any and all claims and actions whatsoever against the Collateral Agent and its officers, employees, attorneys and agents, arising out of or related directly or indirectly to any or all of the foregoing acts, omissions and circumstances.

         10. Indemnification. The Lenders hereby agree to indemnify, reimburse and hold harmless the Collateral Agent and its directors, officers, employees, attorneys and agents, jointly and severally, from and against any and all claims, liabilities, losses and expenses that may be imposed upon, incurred by, or asserted against any of them, arising out of or related directly or indirectly to this Agreement or the Collateral, except such as are occasioned by the indemnified person's own gross negligence or willful misconduct.

         11. Miscellaneous.

                  (a) Rights and Remedies Not Waived. No act, omission or delay by the Collateral Agent shall constitute a waiver of the Collateral Agent's rights and remedies hereunder or otherwise. No single or partial waiver by the Collateral Agent of any default hereunder or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

                  (b) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts or choice of law (or any other law that would make any substantive laws of any state other than the State of New York applicable hereto).

                  (c) Waiver of Jury Trial and Setoff; Consent to Jurisdiction; Etc.

                           (i) In any litigation in any court with respect to,
in connection with, or arising out of this Agreement or any instrument or document delivered pursuant to this Agreement, or the validity, protection, interpretation, collection or enforcement hereof or thereof, or any other claim or dispute howsoever arising, between the Collateral Agent and the Lenders or any Lender, then each Lender, to the fullest extent it may legally do so, (i) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable federal or state procedural laws, be interposed, pleaded or alleged in any other action; and (ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH LENDER AGREES THAT THIS SECTION 11(c) IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGE THAT THE COLLATERAL AGENT WOULD NOT ENTER THIS AGREEMENT IF THIS SECTION 11(c) WERE NOT PART OF THIS AGREEMENT.

                           (ii) Each Lender irrevocably consents to the
exclusive jurisdiction of any State or Federal Court located within the County of New York, State of New York, in connection with any action or proceeding arising out of or relating to this Agreement or any document or instrument delivered pursuant to this Agreement or otherwise. In any such litigation, each Lender waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and agree that the service thereof may be made by certified or registered mail directed to such Lender at its address for notice determined in accordance with Section 11(e) hereof. Each Lender hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

                  (d) Admissibility of this Agreement. Each of the Lenders agrees that any copy of this Agreement signed by it and transmitted by telecopier for delivery to the Collateral Agent shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

                  (e) Address for Notices. Any notice or other communication under the provisions of this Agreement shall be given in writing and delivered in person, by reputable overnight courier or delivery service, by facsimile machine (receipt confirmed) with a copy sent by first class mail on the date of transmissions, or by registered or certified mail, return receipt requested, directed to its addresses set forth below (or to any new address of which any party hereto shall have informed the others by the giving of notice in the manner provided herein):


                  In the case of the Collateral Agent, to it at:

                  Barbara R. Mittman
                  551 Fifth Avenue, Suite 1601
                  New York, New York 10176
                  Fax: (212) 697-3575

                  In the case of the Lenders, to the addresses and telecopier numbers set forth on Schedule A and Schedule B hereto.

                  In the case of Select, to:

                  Select Media Communications, Inc.
                  475 Park Avenue, 10th Floor
                  New York, NY 10016
                  Fax: (212) 545-1786

                  With a copy by telecopier only to:

                  Wolf, Block, Schorr & Solis-Cohen
                  250 Park Avenue, 10th Floor
                  New York, NY 10017
                  Attn: Martin Bring, Esq.
                  Fax: (212) 986-0604


                  (f) Amendments and Modification; Additional Lender. No provision hereof shall be modified, altered, waived or limited except by written instrument expressly referring to this Agreement and to such provision, and executed by the parties hereto. Any transferee of a Note who acquires a Note after the date hereof will become a party hereto by signing the signature page and sending an executed copy of this Agreement to the Collateral Agent.

                  (g) Fee. Upon the occurrence of an Event of Default, the Lenders collectively shall pay the Collateral Agent the sum of $5,000 to apply against an hourly fee of $350 to be paid to the Collateral Agent by the Lenders for services rendered pursuant to this Agreement. All payments due to the Collateral Agent under this Agreement including reimbursements must be paid when billed. The Collateral Agent may refuse to act on behalf of or make a distribution to any Lender who is not current in payments to the Collateral Agent. Payments required pursuant to this Agreement shall be pari passu to the Lenders' interests in the Notes. The Collateral Agent is hereby authorized to deduct any sums due the Collateral Agent from Collateral in the Collateral Agent's possession.

                  (h) Counterparts. This Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts, and by facsimile signature and transmission, each of which shall be an original and all of which shall together constitute one and the same agreement.

                  (i) Successors and Assigns. Whenever in this Agreement reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party. No party hereto may transfer any rights under this Agreement, unless the transferee agrees to be bound by, and comply with all of the terms and provisions of this Agreement, as if an original signatory hereto on the date hereof.

                  (j) Captions: Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term "person" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

                  (k) Severability. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

                  (l) Entire Agreement. This Agreement contains the entire agreement of the parties and supersedes all other agreements and understandings, oral or written, with respect to the matters contained herein.

                  (m) Schedules. The Collateral Agent is authorized to annex hereto any schedules referred to herein.




                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agent Agreement to be signed, by their respective duly authorized officers or directly, as of the date first written above.



------------------------------------      --------------------------------------
AUSTOST ANSTALT SCHAAN - "Lender"         BALMORE FUNDS, S.A. - "Lender"



------------------------------------      --------------------------------------
NESHER, INC. - "Lender"                   UNITED SECURITIES SERVICES, INC.
                                          "Lender"



------------------------------------      --------------------------------------
ELLIS ENTERPRISES LTD. - "Lender"                                     - "Lender"



                                          --------------------------------------
                                          BARBARA R. MITTMAN - Collateral Agent



Acknowledged:

SELECT MEDIA COMMUNICATIONS, INC.


By:
   ---------------------------------
   Name:
   Title:


    This Collateral Agent Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

                    SCHEDULE A TO COLLATERAL AGENT AGREEMENT


------------------------------------------------------- ---------------------------------- -------------------------------------
LENDERS                                                 7% PRINCIPAL AMOUNT OF SECURED     PRINCIPAL AMOUNT OF SECURED
                                                        CONVERTIBLE NOTES                  EXCHANGE CONVERTIBLE NOTES
------------------------------------------------------- ---------------------------------- -------------------------------------
AUSTOST ANSTALT SCHAAN
7440 Fuerstentum
Lichtenstein, Landstrasse 163
Fax: 011-431-534532895
------------------------------------------------------- ---------------------------------- -------------------------------------
BALMORE FUNDS, S.A.
P.O. Box 4603
Zurich, Switzerland
Fax: 011-411-201-6262
------------------------------------------------------- ---------------------------------- -------------------------------------
NESHER, INC.
Ragnall House
18 Peel Road
Douglas, Isle of Man
1M1, 4L2, United Kingdom
Fax:
------------------------------------------------------- ---------------------------------- -------------------------------------
UNITED SECURITIES SERVICES, INC.
135 West 50th Street
New York, NY 10020
Fax: 212-541-4410
------------------------------------------------------- ---------------------------------- -------------------------------------
ELLIS ENTERPRISES, LTD.
42A Waterloo Road
London, England
NW2 7UF
Fax: 011-441-014509004
------------------------------------------------------- ---------------------------------- -------------------------------------
TOTAL
------------------------------------------------------- ---------------------------------- -------------------------------------


                                                                       EXHIBIT G

                               SECURITY AGREEMENT

1.       Identification.

         This Security Agreement (the "Agreement"), dated November ___, 2001, is entered into by and between Select Media Communications, Inc., a New York corporation ("Debtor"), and Barbara Mittman, as collateral agent [acting in the manner and to the extent described in the Collateral Agent Agreement defined below] (the "Collateral Agent"), for the benefit of the parties identified on Schedule A hereto (collectively, the "Lenders").

2.       Recitals.

         2.1 The Lenders have made or are making loans to Debtor (the "Loans").

         2.2 The Loans are evidenced by those certain 7% Secured Convertible Notes and to the extent same are issued Secured Exchange Convertible Notes dated at, about or after November ___, 2001 described on Schedule A hereto (collectively "Notes") and executed by Debtor as the "Borrower" thereof, for the benefit of each individual Lender as the "Holder" thereof which were issued pursuant to Subscription Agreements entered into between Debtor and each holder of Notes ("Subscription Agreements").

         2.3 In order to induce Lenders to make the Loans, and as security for Debtor's performance of its obligations under the Notes and as security for the repayment of the Loans and any and all other sums due from Debtor to Lender arising under the Notes issued pursuant to a Subscription Agreement, including all of the Debtor's obligations arising under the Notes and the Subscription Agreement relating thereto (collectively, the "Obligations"), Debtor, for good and valuable consideration, receipt of which is acknowledged, has agreed to grant to the Collateral Agent, for the benefit of the Lenders, a security interest in the Collateral (as such term is hereinafter defined), on the terms and conditions hereinafter set forth.

         2.4 The Lenders have appointed Barbara Mittman as Collateral Agent pursuant to that certain Collateral Agent Agreement dated as of November ___, 2001 ("Collateral Agent Agreement"), among the Lenders and Collateral Agent.

                  Defined Terms. The following defined terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, General Intangibles, Instruments, Inventory and Proceeds.

3.       Grant of General Security Interest in Collateral.

         3.1 As security for the Obligations, Debtor hereby grants the Collateral Agent, for the benefit of the Lenders, a security interest in the Collateral.

         3.2 "Collateral" shall mean all of the following property of Debtor:
__________ common shares of Antra Holdings Group, Inc., a Delaware corporation, $.001 par value common stock registered in Debtor's name ("Security Shares") (the "Collateral"). Such Collateral shall include, but not be limited to, all the Debtor's right, title and interest in and to the Collateral, together with the proceeds of any sale, exchange, liquidation or other disposition, whether voluntary or involuntary, and including but not limited to any securities, instruments, and all benefits and entitlements evidenced by or arising out of the Collateral and all other securities, instruments and other property (whether real or personal, tangible or intangible) issued or accepted in substitution for, or in addition to, the foregoing, and all dividends, interest, cash, instruments, distributions, income, securities and any other property (whether real or personal, tangible or intangible) at any time received, receivable or otherwise distributed in respect of, or in exchange for, the foregoing, whether now owned or hereafter acquired, and any and all improvements, additions, replacements, substitutions and any and all Proceeds arising out of or derived from the foregoing.

         3.3 The Collateral Agent is hereby specifically authorized, after an Event of Default, to transfer any Collateral into the name of the Collateral Agent and to take any and all action deemed advisable to the Collateral Agent to remove any transfer restrictions affecting the Collateral.

4.       Perfection of Security Interest.

         Debtor shall execute and deliver to the Collateral Agent UCC-1 Financing Statements ("Financing Statements") relating to the security interests in Debtor's right, title and interest in and to the Collateral. The Collateral Agent is instructed to file the Financing Statements in the following jurisdictions: State of New York and New York County. These Financing Statements are deemed to have been filed for the benefit of the Lenders identified on Schedule A hereto.

5.       Distribution on Liquidation.

         5.1 If any sum is paid as a liquidating distribution on or with respect to the Collateral, Debtor shall deliver same to the Collateral Agent to be applied to the Obligations then due, in accordance with the terms of the Notes.

         5.2 Prior to any Event of Default (as defined herein), Debtor shall be entitled to exercise all voting power pertaining to any of the Collateral, provided such exercise is not contrary to the interests of the Lenders and does not impair the Collateral.

6.       Further Action By Debtor; Covenants and Warranties.

         6.1 Collateral Agent at all times shall have a perfected security interest in the Collateral. Subject to the security interest described herein, Debtor has and will continue to have full title to the Collateral free from any liens, leases, encumbrances, judgments or other claims. Collateral Agent's security interest in the Collateral constitutes and will continue to constitute a first, prior and indefeasible security interest in favor of Collateral Agent. Debtor will do all acts and things, and will execute and file all instruments (including, but not limited to, security agreements, financing statements, continuation statements, etc.) reasonably requested by Collateral Agent to establish, maintain and continue the perfected security interest of Collateral Agent in the Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches reasonably deemed necessary by Collateral Agent from time to time to establish and determine the validity and the continuing priority of the security interest of Collateral Agent, and also pay all other claims and charges that, in the opinion of Collateral Agent, exercised in good faith, is reasonably likely to materially prejudice, imperil or otherwise affect the Collateral or its security interest therein.

         6.2 Other than in the ordinary course of business, and except for Collateral which has become obsolete or is of inconsequential in value, Debtor will not sell, transfer, assign or pledge those items of Collateral (or allow any such items to be sold, transferred, assigned or pledged), without the prior written consent of Collateral Agent. Although Proceeds of Collateral are covered by this Security Agreement, this shall not be construed to mean that Collateral Agent consents to any sale of the Collateral, except as provided herein.

         6.3 Debtor will, at all reasonable times, allow Collateral Agent or its representatives free and complete access to all of Debtor's records which in any way relate to the Collateral, for such inspection and examination as Collateral Agent reasonably deems necessary.

         6.4 Debtor, at its sole cost and expense, will protect and defend this Security Agreement, all of the rights of Collateral Agent hereunder, and the Collateral against the claims and demands of all other parties.

         6.5 Debtor will promptly notify Collateral Agent of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral, and of any threatened or filed claims or proceedings that are reasonably likely to affect or impair any of the rights of Collateral Agent under this Security Agreement.

         6.6 Debtor, at its own expense, will obtain and maintain in force insurance policies covering losses or damage to those items of Collateral which constitute physical personal property. The insurance policies to be obtained by Debtor shall be in form and amounts reasonably acceptable to Collateral Agent. Debtor shall make the Collateral Agent a loss payee thereon to the extent of its interest. Collateral Agent is hereby irrevocably (until the Obligations are paid in full) appointed Debtor's attorney-in-fact to endorse any check or draft that may be payable to Debtor so that Collateral Agent may collect the proceeds payable for any loss under such insurance. The proceeds of such insurance, less any costs and expenses incurred or paid by Collateral Agent in the collection thereof, shall be applied either toward the cost of the repair or replacement of the items damaged or destroyed, or on account of any sums secured hereby, whether or not then due or payable. Insurance will not be required for the Security Shares.

         6.7 Collateral Agent may, at its option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Debtor, upon Debtor's failure to do so, and all amounts expended by Collateral Agent in so doing shall become part of the Obligations secured hereby, and shall be immediately due and payable by Debtor to Collateral Agent upon demand and shall bear interest at 14% per annum from the dates of such expenditures until paid.

         6.8 Upon the request of Collateral Agent, Debtor will furnish within five (5) days thereafter to Collateral Agent, or to any proposed assignee of this Security Agreement, a written statement in form reasonably satisfactory to Collateral Agent, duly acknowledged, certifying the amount of the principal and interest then owing under the Obligations, whether to its knowledge any claims, offsets or defenses exist against the Obligations or against this Security Agreement, or any of the terms and provisions of any other agreement of Debtor securing the Obligations. In connection with any assignment by Collateral Agent of this Security Agreement, Debtor hereby agrees to cause the insurance policies required hereby to be carried by Debtor, if any, to be endorsed in form satisfactory to Collateral Agent or to such assignee, with loss payable clauses in favor of such assignee, and to cause such endorsements to be delivered to Collateral Agent within ten (10) calendar days after request therefor by Collateral Agent.

         6.9 The Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require to perfect its security interest hereunder.

         6.10 Debtor represents and warrants that it is the true and lawful exclusive owner of the Collateral, free and clear of any liens and encumbrances.

         6.11 Debtor hereby agrees not to divest itself of any right under the Collateral absent prior written approval of the Collateral Agent.

         6.12 Debtor represents and warrants that the Security Shares represent not less than ___ percent (____%) of the outstanding Common Stock and instruments convertible into common stock of Antra Holdings Group, Inc. as of the date of this Agreement. Debtor further represents and warrants that it will not issue any additional common stock or instrument convertible into common stock of Antra Holdings Group, Inc. for so long as any sums remain outstanding on the Notes.

7.       Power of Attorney.

         Debtor hereby irrevocably constitutes and appoints the Collateral Agent as the true and lawful attorney of Debtor, with full power of substitution, in the place and stead of Debtor and in the name of Debtor or otherwise, at any time or times, in the discretion of the Collateral Agent, to take any action and to execute any instrument or document which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement which Debtor fails to take or fails to execute within five (5) business days of the Collateral Agent's reasonable written request therefor. This power of attorney is coupled with an interest and is irrevocable.

8.       Performance By The Collateral Agent.

         If Debtor fails to perform any material covenant, agreement, duty or obligation of Debtor under this Agreement, the Collateral Agent may, after any applicable cure period, at any time or times in its discretion, take action to effect performance of such obligation. All reasonable expenses of the Collateral Agent incurred in connection with the foregoing authorization shall be payable by Debtor as provided in Paragraph 12.1 hereof. No discretionary right, remedy or power granted to the Collateral Agent under any part of this Agreement shall be deemed to impose any obligation whatsoever on the Collateral Agent with respect thereto, such rights, remedies and powers being solely for the protection of the Collateral Agent.

9.       Event of Default.

         An event of default ("Event of Default") shall be deemed to have occurred hereunder upon the occurrence of any event of default as defined in the Notes or Subscription Agreement. Upon and after any Event of Default, after the applicable cure period, if any, any or all of the Obligations shall become immediately due and payable at the option of the Collateral Agent, for the benefit of the Lenders, and the Collateral Agent may dispose of Collateral as provided below. A default by Debtor of any of its obligations pursuant to this Agreement shall be deemed an Event of Default hereunder and an event of default as defined in the Obligations.

10.      Disposition of Collateral.

         Upon and after any Event of Default which is then continuing,

         10.1 The Collateral Agent may exercise its rights with respect to each and every component of the Collateral, without regard to the existence of any other security or source of payment for the Obligations. In addition to other rights and remedies provided for herein or otherwise available to it, the Collateral Agent shall have all of the rights and remedies of a lender on default under the Uniform Commercial Code then in effect in the State of New York.

         10.2 If any notice to Debtor of the sale or other disposition of Collateral is required by then applicable law, five (5) days' prior notice (or, if longer, the shortest period of time permitted by then applicable law) to Debtor of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made, shall constitute reasonable notification.

         10.3 The Collateral Agent is authorized, at any such sale, if the Collateral Agent deems it advisable to do so, in order to comply with any applicable securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree, among other things, that they are purchasing the Collateral for their own account for investment, and not with a view to the distribution or resale thereof, or otherwise to restrict such sale in such other manner as the Collateral Agent deems advisable to ensure such compliance. Sales made subject to such restrictions shall be deemed to have been made in a commercially reasonable manner.

         10.4 All cash proceeds received by the Collateral Agent for the benefit of the Lenders in respect of any sale, collection or other enforcement or disposition of Collateral, shall be applied (after deduction of any amounts payable to the Collateral Agent pursuant to Paragraph 12.1 hereof) against the Obligations pro rata among the Lenders in proportion to their interests in the Obligations. Upon payment in full of all Obligations, Debtor shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of Obligations or used or applied to any and all costs or expenses of the Collateral Agent incurred in connection with the liquidation of the Collateral (unless another person is legally entitled thereto). Any assignment of Collateral by the Collateral Agent to Debtor shall be without representation or warranty of any nature whatsoever and wholly without recourse. Each Lender may purchase the Collateral and pay for such purchase by offsetting any sums owed to such Lender by Debtor arising under the Obligations or any other source.

         10.5 Provided an Event of Default has not occurred, the Collateral shall be released to the Debtor upon the timely compliance by the Debtor with its registration obligations set forth in Section 10.1(iv) of the Subscription Agreement and this Agreement shall be of no further force or effect; otherwise the Collateral shall remain subject to this Agreement and retained by the Collateral Agent until the complete satisfaction of the Obligations.

11. Waiver of Automatic Stay. The Debtor acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Debtor, or if any of the Collateral (as defined in this Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then the Collateral Agent should be entitled to, among other relief to which the Collateral Agent may be entitled under the Note, Security Agreement, Subscription Agreement and any other agreement to which the Debtor, Lenders or Collateral Agent are parties, (collectively "Loan Documents") and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Collateral Agent to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law. THE DEBTOR EXPRESSLY WAIVE THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, THE DEBTOR EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE COLLATERAL AGENT TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW. The Debtor hereby consents to any motion for relief from stay which may be filed by the Collateral Agent in any bankruptcy or insolvency proceeding initiated by or against the Debtor, and further agrees not to file any opposition to any motion for relief from stay filed by the Collateral Agent. The Debtor represents, acknowledges and agrees that this provision is a specific and material aspect of this Agreement, and that the Collateral Agent would not agree to the terms of this Agreement if this waiver were not a part of this Agreement. The Debtor further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Collateral Agent nor any person acting on behalf of the Collateral Agent has made any representations to induce this waiver, that the Debtor has been represented (or has had the opportunity to be represented) in the signing of this Agreement and in the making of this waiver by independent legal counsel selected by the Debtor and that the Debtor has had the opportunity to discuss this waiver with counsel. The Debtor further agrees that any bankruptcy or insolvency proceeding initiated by the Debtor will only be brought in the Federal Court within the Southern District of New York.

12.      Miscellaneous.

         12.1 Expenses. Debtor shall pay to the Collateral Agent, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys' fees, legal expenses and brokers' fees, which the Collateral Agent may incur in connection with (a) sale, collection or other enforcement or disposition of Collateral; (b) exercise or enforcement of any the rights, remedies or powers of the Collateral Agent hereunder or with respect to any or all of the Obligations; or (c) failure by Debtor to perform and observe any agreements of Debtor contained herein which are performed by the Collateral Agent.

         12.2 Waivers, Amendment and Remedies. No course of dealing by the Collateral Agent and no failure by the Collateral Agent to exercise, or delay by the Collateral Agent in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Collateral Agent. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by Debtor therefrom, shall, in any event, be effective unless contained in a writing signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Collateral Agent, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by the Collateral Agent from time to time in such order as the Collateral Agent may elect.

         12.3 Notices. Any notice or other communications under the provisions of this Agreement shall be given in writing and delivered to the recipient in person, by reputable overnight courier or delivery service, by facsimile machine (receipt conformed) with a copy sent by first class mail on the date of transmission, or by registered or certified mail, return receipt requested, directed to its address set forth below (or to any new address of which a party hereto shall have informed the others by the giving of notice in the manner provided herein):



              To Debtor:                     Select Media Communications, Inc.
                                             475 Park Avenue, 10th Floor
                                             New York, NY 10016
                                             Fax: (212) 545-1786

              With a copy to:                Wolf, Block, Schorr & Solis-Cohen
                                             250 Park Avenue, 10th Floor
                                             New York, NY 10017
                                             Attn: Martin Bring, Esq.
                                             Fax: (212) 986-0604

              To Lenders:                    To the addresses and telecopier
                                             numbers Set forth on Schedule
                                             A hereto

              To the Collateral Agent:       Barbara R. Mittman
                                             Grushko & Mittman, P.C.
                                             551 Fifth Avenue, Suite 1601
                                             New York, New York 10176
                                             Fax: (212) 697-3575

Any party may change its address by written notice in accordance with this paragraph.

         12.4 Term; Binding Effect. This Agreement shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon Debtor, and its successors and permitted assigns; and (c) inure to the benefit of the Collateral Agent, for the benefit of the Lenders and their respective successors and assigns.

         12.5 Captions. The captions of Paragraphs, Articles and Sections in this Agreement have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

         12.6 Governing Law; Venue; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts or choice of law, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction. Any legal action or proceeding against the Debtor with respect to this Agreement may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Debtor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Debtor hereby irrevocably waives any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect.

         12.7 Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Security Agreement, as of the date first written above.


"DEBTOR"                                  "THE COLLATERAL AGENT"
SELECT MEDIA COMMUNICATIONS, INC.         BARBARA R. MITTMAN
a New York corporation


By:
    --------------------------------      --------------------------------------


Its:
     -------------------------------



                             APPROVED BY "LENDERS":


------------------------------------      --------------------------------------
AUSTOST ANSTALT SCHAAN - "Lender"         BALMORE FUNDS, S.A. - "Lender"



------------------------------------      --------------------------------------
NESHER, INC. - "Lender"                   UNITED SECURITIES SERVICES, INC.
                                          "Lender"



------------------------------------      --------------------------------------
ELLIS ENTERPRISES LTD. - "Lender"                                     - "Lender"



       This Security Agreement may be executed by facsimile signature and delivered by confirmed facsimile transmission.

                        SCHEDULE A TO SECURITY AGREEMENT


------------------------------------------------------- ---------------------------------- -------------------------------------
LENDERS                                                 7% PRINCIPAL AMOUNT OF SECURED     PRINCIPAL AMOUNT OF SECURED
                                                        CONVERTIBLE NOTES                  EXCHANGE CONVERTIBLE NOTES
------------------------------------------------------- ---------------------------------- -------------------------------------
AUSTOST ANSTALT SCHAAN
7440 Fuerstentum
Lichtenstein, Landstrasse 163
Fax: 011-431-534532895
------------------------------------------------------- ---------------------------------- -------------------------------------
BALMORE FUNDS, S.A.
P.O. Box 4603
Zurich, Switzerland
Fax: 011-411-201-6262
------------------------------------------------------- ---------------------------------- -------------------------------------
NESHER, INC.
Ragnall House
18 Peel Road
Douglas, Isle of Man
1M1, 4L2, United Kingdom
Fax:
------------------------------------------------------- ---------------------------------- -------------------------------------
UNITED SECURITIES SERVICES, INC.
135 West 50th Street
New York, NY 10020
Fax: 212-541-4410
------------------------------------------------------- ---------------------------------- -------------------------------------
ELLIS ENTERPRISES, LTD.
42A Waterloo Road
London, England
NW2 7UF
Fax: 011-441-014509004
------------------------------------------------------- ---------------------------------- -------------------------------------
TOTAL
------------------------------------------------------- ---------------------------------- -------------------------------------